EXHIBIT A



                        PROMISSORY NOTE



$8,000,000                                           September 20, 1996

                                                     New York, New York



           FOR  VALUE  RECEIVED, ANNTAYLOR GLOBAL SOURCING,  INC.

(formerly  known  as CAT US, Inc.), a Delaware  corporation  (the

"Company"),  hereby promises to pay to THE HONGKONG AND  SHANGHAI
 -------
BANKING CORPORATION LIMITED, NEW YORK BRANCH (the "Bank"), at its
                                                   ----
office located at 140 Broadway, New York, NY 10005, the principal sum  of  Eight Million Dollars ($8,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made  by  the Bank to the Company under the Amended and  Restated

Credit  Agreement  dated as of September  20,  1996  between  the

Company and the Bank (as modified and supplemented and in  effect from  time to time, the "Credit Agreement"), in lawful  money  of
                         ----------------
the  United States of America and in immediately available funds,

on  the  dates  provided  in the Credit  Agreement,  and  to  pay interest  on  the unpaid principal amount of each such  Loan,  at such  office, in like money and funds, for the period  commencing on  the date of such Loan until such Loan shall be paid in  full,

at  the  rates per annum and on the dates provided in the  Credit

Agreement.   In  no  event shall interest  hereunder  exceed  the

maximum rate allowed under New York law.



          The date, amount and interest rate of each Loan made by

the  Bank to the Company, and each payment made on account of the principal  thereof, shall be recorded by the Bank on  its  books;

provided  that  the failure by the Bank so to record  such  Loans shall not affect the obligations of the Company hereunder.



           This  Note  is  the Note referred  to  in  the  Credit

Agreement and evidences Loans made by the Bank thereunder.   This

Note  modifies that certain note dated as of August 4, 1995  (the

"Existing Note") made by the Company in favor of the Bank in  the
 -------------
principal  amount  of Eight Million Dollars ($8,000,000)  and  is hereby  delivered in substitution for the Existing Note, but  not in  payment,  satisfaction  or cancellation  of  the  outstanding obligations evidenced by the Existing Note.  This Note is subject to  the  terms and conditions set forth in the Credit  Agreement,

which  terms and conditions are incorporated herein by reference.

Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.



           The  payment  of this Note is supported by  collateral

security provided under the Security Documents referred to in the

Credit Agreement.



           The Credit Agreement provides for the acceleration  of

the  maturity of this Note upon the occurrence of certain  events and  for  prepayments  of  Loans upon the  terms  and  conditions specified therein.



           THIS  NOTE  SHALL  BE GOVERNED BY, AND  CONSTRUED  AND
           ------------------------------------------------------
ENFORCED  IN  ACCORDANCE WITH, THE LAW OF THE STATE OF  NEW  YORK
-----------------------------------------------------------------
APPLICABLE TO NOTES MADE AND TO BE PERFORMED THEREIN.
----------------------------------------------------



                              ANNTAYLOR GLOBAL SOURCING, INC.



                              By /s/
_                                   ---------------------------


                              Name:


                              Title:


============================================================================

                            SCHEDULE


           This  Note  evidences  Loans  made  under  the  Credit

Agreement to the Company, on the dates, in the principal  amounts and bearing interest at the rates set forth below, subject to the payments and prepayments of principal set forth below.


           Principal                 Amount     Unpaid
 Date       Amount       Interest    Paid or    Principal   Notation
 Made       of Loan        Rate      Prepaid     Amount     Made By
 ----      ---------     ---------   -------    ---------   -------